UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TERRA NOVA FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TERRA NOVA FINANCIAL GROUP, INC.
100 South Wacker Drive, Suite 1550
Chicago, Illinois 60606
(312) 827-3600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 14, 2009

To our Shareholders:

         We are notifying you that our 2009 Annual Meeting of Shareholders will be held on Thursday, May 14, 2009, at The Erie Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, 66th Floor, Chicago, Illinois 60606, at 1:00 p.m. local time. At the meeting we will ask you to:

1.	elect six directors to our Board of Directors, each for a term of one year or until their respective successor is elected and qualified;

2.	ratify the appointment of KBA Group LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

3.	consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         Our Board of Directors has fixed the close of business on March 30, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

         All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card by either mailing such proxy in the enclosed return envelope or faxing it to us at (312) 849-4433 as promptly as possible in order to ensure your representation at the Annual Meeting. A return envelope (which is postage pre-paid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting you must obtain from that institution a proxy issued in your name and bring that proxy to the Annual Meeting.

By Order of the Board of Directors
TERRA NOVA FINANCIAL GROUP, INC.

CHARLES STEWART Secretary

Chicago, Illinois
April 15, 2009

TERRA NOVA FINANCIAL GROUP, INC.
100 South Wacker Drive, Suite 1550
Chicago, Illinois 60606

PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of Terra Nova Financial Group, Inc. for use at the Terra Nova Financial Group, Inc. 2009 Annual Meeting of Shareholders to be held on May 14, 2009, at 1:00 p.m. local time, or any adjournment or postponement of the Annual Meeting, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Erie Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, 66th Floor, Chicago, Illinois 60606. This proxy statement and the accompanying proxy card were mailed on or about April 15, 2009 to all shareholders entitled to vote at the Annual Meeting. Throughout this proxy statement when the terms "Terra Nova," the "Company," "we," "our," "ours" or "us" are used, they refer to Terra Nova Financial Group, Inc. and we sometimes refer in this proxy statement to our Board of Directors as the "Board."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER
MEETING TO BE HELD ON MAY 14, 2009

The Terra Nova Financial Group, Inc. Proxy, Proxy Statement and 2008 Annual Report to Shareholders are available at www.TNFG.com/Investor Relations/Financial Reports.

What is the purpose of the Annual Meeting?

         At the Annual Meeting, you will be asked to act upon the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including:
•	the election of six directors to our Board of Directors, each for a term of one year; and

•	the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

         In addition, management will report on our performance and respond to questions from shareholders.

Who is entitled to vote at the Annual Meeting?

         Holders of our common stock at the close of business on the record date, March 30, 2009, are entitled to vote their shares at the Annual Meeting. On that date, there were 25,482,942 shares of our common stock outstanding and entitled to vote.

How many votes do I have?

         You will have one vote for each outstanding share of our common stock that you owned on March 30, 2009 (the record date), as each outstanding share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

         The presence in person or by proxy of shareholders entitled to cast a majority of all of the votes entitled to be cast at the Annual Meeting, including shares represented by proxies that reflect abstentions, constitutes a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for the purposes of determining a quorum. A "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that record holder does not have discretionary voting power for that particular proposal and has not received voting instructions from the beneficial owner. If there is not a quorum at the Annual Meeting, the shareholders entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will only have the power to adjourn the Annual Meeting until there is a quorum. The Annual Meeting may be reconvened without additional notice to the shareholders, other than an announcement at the prior adjournment of the Annual Meeting, provided that a quorum is present at such reconvened meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

         If your shares are registered directly in your name with our transfer agent, you are considered the "shareholder of record" or "record holder" of those shares. As a record holder, the Notice of Annual Meeting of Shareholders and Proxy Statement, 2009 Annual Report on Form 10-K and proxy card are being sent directly to you.

         If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the "beneficial owner" of shares held in street name. The Notice of Annual Meeting of Shareholders and Proxy Statement, 2009 Annual Report on Form 10-K and proxy card has been sent to the record holder of your shares. If you wish to attend the Annual Meeting and vote shares of our common stock held through a broker, bank or other nominee you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions set forth on that form.

How do I vote my shares at the Annual Meeting?

         You may vote either in person at the Annual Meeting or by proxy. If you vote by proxy you may still attend the Annual Meeting in person.

         If you wish to vote in person at the Annual Meeting please attend the meeting and you will be instructed there as to the balloting procedures. Please bring with you to the Annual Meeting personal photo identification and/or an account statement showing your ownership of shares. If you are a beneficial owner of shares you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote in person at the Annual Meeting.

         If you wish to vote by proxy you may vote by following the instructions included on your proxy card. Please properly execute, date and return the enclosed proxy to us by mail in the enclosed return envelope (which is postage pre-paid if mailed in the United States) or by facsimile at (312) 849-4433. If you do this your shares of common stock represented by the proxy will be voted by the proxy holders in accordance with your instructions. Michael Nolan and Gregg Fuesel are the proxy holders. If you are a beneficial owner of shares you will need to obtain a proxy from the institution that holds your shares and follow the voting instructions set forth on that form.

         If you do not intend to vote in person at the Annual Meeting please remember to submit your proxy to us prior to the Annual Meeting to ensure that your vote is counted.

Can I revoke my proxy or change my vote after I have voted?

         Even after you have submitted your proxy you may revoke your proxy or change your vote by doing one of the following before your proxy is exercised at the Annual Meeting:

•	If you are the record holder of shares:

(1)	deliver a written notice of revocation to the Investor Relations Department of the Company at 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606;

(2)	submit a properly executed proxy bearing a later date; or

(3)	attend the Annual Meeting and cast your vote in person.

•	If you are the beneficial owner of shares and have submitted your proxy to the institution that holds your shares you will need to contact that institution and follow its instructions for revoking the proxy.

         Attendance at the Annual Meeting will not cause your previously submitted proxy to be revoked unless you cast a vote at the Annual Meeting.

What if I do not vote for some of the matters listed on the proxy?

         If you properly execute, date and return a proxy to us without indicating your vote, in accordance with the Board's recommendation, your shares will be voted by the proxy holders as follows:
•	"FOR" the election of the six nominees for director; and

•	"FOR" ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

         In addition, if other matters are properly presented for voting at the Annual Meeting, or at any adjournment or postponement thereof, your proxy grants Messrs. Nolan and Fuesel the discretion to vote your shares on such matters. As of the date of this proxy statement the Board does not know of any additional matters to be presented for a vote at the Annual Meeting. If, for any unforeseen reason, any of the director nominees described in this proxy statement are not available as a candidate for director, then Messrs. Nolan and Fuesel will vote the shareholder proxies for such other candidate or candidates as the Board may nominate. If any matters are properly brought before the Annual Meeting Messrs. Nolan and Fuesel will vote the proxies in accordance with their best judgment.

How many votes are required to elect directors and to adopt the other proposal?

         The affirmative "FOR" vote of a majority of those shares present and entitled to vote and represented in person or by proxy at the Annual Meeting is required for the election of directors and for any other proposal submitted to a vote. Shareholders are not entitled to cumulate their votes. An abstention as to any matter, when passage requires the vote of a majority of the votes entitled to be cast at the Annual Meeting, will have the effect of a vote "AGAINST." Broker non-votes will not be considered, and will not be counted for any purpose in determining whether a matter has been approved.

         Brokers, banks or other nominees have discretionary authority to vote shares without instructions from beneficial owners only on matters considered "routine", such as the election of directors and the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm, as described in Proposals 1 and 2 in this proxy statement. Accordingly, if your shares are held in the name of a brokerage firm and you do not provide the brokerage firm with voting instructions, your shares may be voted on Proposals 1 and 2 even if you do not provide the brokerage firm with voting instructions. On non-routine matters, nominees may not have discretion to vote shares without instructions from beneficial owners and thus may not be entitled to vote on such proposals in the absence of such specific instructions, resulting in a broker non-vote for those shares.

         Votes will be counted at the Annual Meeting by an election judge who will be appointed by the Company prior to the Annual Meeting.

Can my shares be voted if I do not return my proxy and do not attend the Annual Meeting?

         If you do not vote your shares and you are the beneficial owner of the shares your broker can vote your shares on matters that are considered routine.

         If you do not vote your shares and you are the record holder of the shares, your shares will not be voted.

Who pays the cost of solicitation of proxies for the Annual Meeting?

         We will pay the cost of solicitation of proxies. We have retained Georgeson, Inc. to distribute broker search cards and to distribute this proxy statement, the attached form of proxy card and the 2008 Annual Report on Form 10-K, for a fee of $1,000, plus certain out-of-pocket expenses. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally, electronically, by telephone or by facsimile without additional compensation for such proxy solicitation activity. We will reimburse these persons for their reasonable expenses in respect of their respective proxy solicitation activity. Brokers and other nominees who held our common stock on the record date will be asked to contact the beneficial owners of the shares that they hold to send proxy materials to and obtain proxies from such beneficial owners.

         Although there is no formal agreement to do so we may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this proxy statement to our shareholders.

Who should I contact with questions?

         Please contact Gregg J. Fuesel, at the phone number or address listed below with questions regarding the Annual Meeting or for directions to the Annual Meeting: Terra Nova Financial Group, Inc. Attn: Gregg J. Fuesel 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606 or 312 827-3654.

BOARD STRUCTURE AND COMPOSITION
         The Board is currently comprised of six directors: Messrs. Bernay Box, Charles B. Brewer, Russell N. Crawford, Gayle C. Tinsley, Murrey Wanstrath and Stephen B. Watson. Mr. Wanstrath, who served as our interim Chief Financial Officer, Secretary and Treasurer until May 23, 2008 pursuant to services agreement with Bonanza Fund Management, Inc. terminated as of the same date, is not a nominee for re-election to the Board at the Annual Meeting. Please see "Certain Relationships and Related Transactions" below for a description of the terminated services agreement. During 2008, the Board held eight (8) meetings and took action by unanimous written consent four (4) times. Each director attended at least 75% of all meetings of the Board and those Board committees on which he served during 2008. We expect our Board members to attend the Annual Meeting of our shareholders. In May 2008, all of the then current directors, except Stephen B. Watson, attended our Annual Meeting of Shareholders either in person or telephonically.

Independence of Directors

         The Board has affirmatively determined, as a result of its annual review of director independence, that each of the director nominees standing for election, except Messrs. Box and Nolan has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an "independent director" as defined in the marketplace rules of The Nasdaq Stock Market. With respect to the determination of the independence of our directors, the

Board has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (which we sometimes refer to in this proxy statement as the SEC) and The Nasdaq Stock Market rules. The applicable standards for independence for the Board are contained in our Governance Principles which are posted on our website at www.TNFG.com. In determining the independence of our directors, the Board considered whether there were any transactions or relationships between directors, their organizational affiliations or any member of their immediate family, on the one hand, and us, our subsidiaries, our affiliates and our executive management, on the other hand (including those discussed under "Certain Relationships and Related Transactions" below). The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

Committees of the Board

         The Board has established an Audit Committee, Compensation and Management Development Committee and Nominating and Corporate Governance Committee.

Audit Committee

         The current members of our Audit Committee are Messrs. Brewer (Chair) and Crawford. The Board has determined that each of Messrs. Brewer and Crawford qualifies as an "audit committee financial expert" under applicable SEC rules and is independent within the meaning of the rules of the SEC and the marketplace rules of The Nasdaq Stock Market, which the Board has adopted as its independence standards.

         The Audit Committee operates under a written charter that was revised by the Board as of March 2008, a copy of which is available on our website at www.TNFG.com. The main function of our Audit Committee is to assist the Board in fulfilling its oversight responsibilities by overseeing the reliability and integrity of our financial statements, accounting practices and financial reporting and disclosure processes, our compliance with legal and regulatory requirements, the performance of our internal audit function, any independent registered public accounting firm, as well as overseeing our systems of internal controls regarding finance, accounting, legal compliance and ethics. In addition, the Audit Committee is intended to provide an open avenue of communication among the Company's independent auditors, management, internal auditors and the Board.

         With respect to the Company's independent registered public accounting firm, among other things, the Audit Committee:
•	has sole authority regarding their selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal;

•	is responsible for the review and pre-approval of their auditing services and permitted non-audit services and related fees;

•	is responsible for reviewing and monitoring their independence and objectivity; and

•	is responsible for reviewing and assessing their qualifications and performance and oversight of internal audit functions.

         The Audit Committee held two meetings during 2008.

Compensation and Management Development Committee

         The current members of the Compensation and Management Development Committee are Messrs. Watson (Chair) and Crawford, each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (which we sometimes refer to in this proxy statement as the Exchange Act), an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and independent under the rules of The Nasdaq Stock Market. The Compensation and Management Development Committee operates under a written charter that was revised by the Board as of March 2008, a copy of which is available on our website at www.TNFG.com.

         The main function of the Compensation and Management Development Committee is to discharge the Board's responsibilities with respect to the compensation of the Company's executive officers, the administration of the Company's employee benefits plans, the formulation, monitoring and modification of the Company's overall employee compensation and benefits philosophy and the review, at least once a year, of performance evaluations of the Company's chief executive officer and certain other officers of the Company. The Compensation and Management Development Committee's responsibilities also include reviewing and administering the compensation, employee benefit plans and fringe benefits paid or provided to officers of the Company and approving the annual salaries, bonuses, stock option awards and restricted stock awards of the Company's executive officers. The Compensation and Management Development Committee is also responsible for approving and administering, subject to applicable law, the Company's equity-related incentive compensation plans, equity incentive guidelines and the terms and particulars of specific grants under such plans.

         The Compensation and Management Development Committee is also responsible for determining the individual components of the total compensation and benefits paid to certain of the Company's officers. In doing so, the Compensation and Management Development Committee considers the recommendation made by the Company's chief executive officer regarding the compensation of any such officer and the Board's evaluation, if any, of such officer. The Compensation and Management Development Committee also reviews annually and determines the individual components of the total compensation and benefits received by our chief executive officer after receiving from and considering the Board's year-end evaluation of the Company's chief executive officer with respect to certain goals and objectives previously set.

The Compensation Committee held four meetings during 2008.

Nominating and Corporate Governance Committee

         The current members of the Nominating and Corporate Governance Committee are Messrs. Brewer, Crawford (Chair) and Watson. The Board has determined that each of Messrs. Brewer, Crawford and Watson is independent under the rules of The Nasdaq Stock Market.

         The Nominating and Corporate Governance Committee operates under a written charter that was last revised by the Board as of March 2008, a copy of which is available on our website at www.TNFG.com. Under its charter, the Nominating and Corporate Governance Committee's responsibilities include identifying qualified candidates to serve on the Board, recommending director nominees for the annual meeting of shareholders, identifying individuals to fill vacancies on the Board, recommending corporate governance guidelines to the Board, overseeing the evaluation of the Board through its annual review of the Board's and its committees' performance and recommending nominees to serve on each committee of the Board. The Nominating and Corporate Governance Committee, among other things, has the authority to evaluate candidates for the position of director, retain and terminate any search firm used to identify director candidates and review and reassess the adequacy of our corporate governance procedures. The Nominating and Corporate Governance Committee also oversees the evaluation of the Board through its annual review of the performance of the Board and its committees and the evaluation of the Company's management.

         In identifying candidates for positions on the Board, the Nominating and Corporate Governance Committee generally relies on suggestions and recommendations from members of the Board, management and shareholders. In 2008, we did not use any search firm or pay fees to other third parties in connection with seeking or evaluating Board nominee candidates. The Nominating and Corporate Governance Committee does not set specific minimum qualifications for director positions. Instead, the Nominating and Corporate Governance Committee believes that nominations should be based on a particular candidate's merits and our needs after taking into account the current composition of the Board. When evaluating candidates for the position of director, the Nominating and Corporate Governance Committee considers an individual's skills, age, diversity, independence from us, experience in areas that address the needs of the Board and ability to devote adequate time to Board duties. Candidates that appear to best fit the needs of the Board and us are identified and unless such individuals are well known to the Board, they are interviewed and further evaluated by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee are then recommended to the full Board.

         The Nominating and Corporate Governance Committee will consider candidates recommended by shareholders if such recommendations are accompanied by relevant biographical information and are submitted in accordance with our organizational documents and SEC rules and regulations, each as in effect from time to time. Candidates recommended by shareholders will be evaluated in the same manner as other candidates. Our articles of incorporation and bylaws, each as in effect as of the date of this proxy statement, provide that any of our shareholders proposing to nominate a person for election to the Board must provide written notice of such nomination (together with the name and address of the nominee and a description of such nominee's qualifications to serve as a director) to the Company at least sixty days in advance of the scheduled date for the next annual meeting of our shareholders. Such notice must be sent or delivered to the Company's principal executive offices at the address set forth on the first page of this proxy statement, addressed to the attention of the Board, with a copy to the President and the Corporate Secretary of the Company.

         The Nominating and Governance Committee held one meeting during 2008.

Executive Sessions of Independent Directors

         The independent directors meet on occasion or as necessary in executive session. The independent directors held one meeting in 2008. Stockholders wishing to communicate with the independent directors may contact them by writing to: Independent Directors, c/o Corporate Secretary, Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606. Any such communication will be promptly distributed to the directors named in the communication in the same manner as described below in "Communications with the Board."

Communications with the Board

         Shareholders and other interested parties can send communications to one or more members of the Board by writing to the Board or to specific directors or group of directors at the following address: Terra Nova Financial Group, Inc. Board of Directors, c/o Corporate Secretary, Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606. Any such communication will be promptly distributed by the Secretary to the individual director or directors named in the communication or to all directors if the communication is addressed to the entire Board.

Compensation of the Board

         Prior to December, 2007, each non-employee director received $500 for each Board or committee meeting he attended in person and $250 for each Board or committee meeting he attended telephonically. Such amounts were payable in cash or stock at the director's election. In December 2007, the Board changed the compensation payable to directors to provide that, on an annual basis, each non-employee director will receive an annual fee of $15,000 for their service on the Board. In addition, non-employee directors will be entitled to receive a fee of $1,250 for each Board and committee meeting attended. Directors who are appointed at a date other than the Annual Meeting will be entitled to receive a pro rata portion of the annual director compensation. Mr. Box waived his right to receive any compensation for serving on the Board since the last annual meeting of the shareholders of the Company and has indicated his intention to waive his right to receive any compensation for serving on the Board in 2008 as an employee director. In 2008, Mr. Wanstrath resigned from Bonanza Fund Management, Inc ("BFM") and thus became a non-employee director granting him the annual fee of $15,000 along with entitlement of $1,250 per each meeting he attends.

         The following table sets forth the compensation paid to each of our non-employee directors for the year ended December 31, 2008. It does not reflect certain payments made by the Company to BFM pursuant to a services agreement, effective as of November 19, 2007, which the Company entered with BFM. BFM agreed to provide the services of Mr. Wanstrath, one of its employees, to act as our interim Chief Financial Officer, Secretary and Treasurer which was effective until May 23, 2008. Mr. Wanstrath is not a nominee for re-election to the Board at the Annual Meeting. For a description of the services agreement please refer to "Certain Relationships and Related Transactions" below.

Director	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option and Warrant Awards(2) ($)	Total ($)

Bernay Box	--	--	--	--

Gayle C. Tinsley	22,500	--	--	22,500

Charles B. Brewer	32,500	--	--	32,500

Russell N. Crawford	36,250	--	--	36,250

Murrey Wanstrath	21,250	--	--	21,250

Stephen B. Watson	28,750	--	--	28,750

(1)	As of December 2007 the Board waived equity compensation.

(2)	Set forth below is the total number of stock option and warrant awards made to each non-employee director in his role as a director for the year ended December 31, 2008.

Director	Number of Stock Options Outstanding as of December 31, 2008(a)	Number of Warrants Outstanding as of December 31, 2008(a)

Bernay Box	--	--

Gayle C. Tinsley	2,000	100,000

Charles B. Brewer	2,000	75,000

Russell N. Crawford	1,000	75,000

Murrey Wanstrath	--	--

Stephen B. Watson	2,000	75,000

(a)	Includes, for each director, warrants issued and options granted to such director. Warrants to purchase 75,000 shares of our common stock at an exercise price of $2.50 per share were granted to each of Messrs. Crawford, Watson and Brewer on August 4, 2006. Warrants to purchase 100,000 shares of our common stock at the same exercise price were granted on the same date to Mr. Tinsley. 25% of such warrants vested and became exercisable on August 4, 2007. 25% of such warrants vested and became exercisable on August 4, 2008. The remaining 50% of such warrants will vest and become exercisable on August 4, 2009.

Director Stock Ownership Guidelines

         Our Board believes that it is important to align the interests of our directors with those of our shareholders and for directors to hold equity ownership positions in the Company that are meaningful in their individual circumstances. Directors are required to own common stock of the Company that has a value of at least three times their annual retainer. Included in this total are shares of common stock and restricted shares of common stock, but not stock options or warrants. Each director is given three years from the date of his or her initial appointment or election to reach this ownership level. 2007 was the first year the directors received an annual retainer and the Nominating and Corporate Governance Committee intends to review its current policy with respect to minimum share ownership requirements for directors.

Policies on Business Conduct and Ethics

         The Company has a Code of Business Conduct and Ethics, which was last revised as of March 2008. The Code, which applies to all our directors, officers, consultants and employees, is available on our website at www.TNFG.com. Any amendment to, or waiver of, any provisions of the Company's Code of Business Conduct and Ethics for executive officers and directors will be promptly disclosed on our website in accordance with applicable laws and regulations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

         The Board is currently comprised of six directors. The Board, in consultation with the Nominating and Corporate Governance Committee, has nominated each of the following six individuals to serve as a director for a term of one year:

Bernay Box Charles B. Brewer Russell N. Crawford Gayle C. Tinsley Michael G. Nolan Stephen B. Watson

         Each of the nominees, other than Mr. Nolan who is the Company's Chief Executive Officer, currently serves as a member of the Board. If elected at the Annual Meeting each nominee will serve as a member of our Board until the date of next year's annual meeting or until his successor has been elected and qualified, subject to his prior resignation, death or removal.

         Each nominee has consented to serve as a member of the Board if elected. Nevertheless, if any nominee becomes unable to stand for election (which the Board does not anticipate happening), each proxy will be voted for a substitute designated by the Board or, if no substitute is designated by the Board prior to or at the Annual Meeting, the Board will act to reduce the membership of the Board to the number of individuals nominated.

         There is no family relationship between any nominee and any other nominee or any executive officer of ours. The information set forth below concerning the nominees has been furnished to us by the nominees.

         Majority (rather than plurality) voting applies to the election of the members of our Board of Directors. Accordingly, our directors are elected by the votes of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote. A shareholder directing to withhold authority for election of a director, in person or by proxy, will have the same effect as votes against the election of such director.

The Board recommends that you vote "FOR" the election of each of the above named nominees to the Board. Proxies solicited by the Board will be voted "FOR" the election of each of the nominees named above unless instructions to the contrary are given.

Directors of the Company and Nominees for Election at the 2009 Annual Meeting

         Bernay C. Box has served as a director and as Chairman of the Board since June 2006. Mr. Box is the founder and has been during the past five years the managing partner of Bonanza Capital, Ltd. (which we sometimes refer to in this proxy statement as the Investment Manager), a private investment partnership he founded in 1999. Based in Dallas, Texas, the Investment Manager is a small-cap investment fund managing money for high net worth and institutional clients. Mr. Box is also the President of BFM, which is the general partner of the Investment Manager, the investment manager of Bonanza Master Fund, Ltd (which we sometimes refer to in this proxy statement as the Master Fund), the largest holder of shares of our common stock. Mr. Box has over 20 years of investment experience and is a graduate of Baylor University. Mr. Box is 47 years old.

         Charles B. Brewer has served as a director since January 2004. Mr. Brewer serves as President and Chief Executive Officer of Senior Quality Lifestyle Corporation, a non-profit corporation that operates upscale retirement and assisted living communities in Dallas, Houston and Barton Creek, Texas. Mr. Brewer serves on the board and as chairman of each of the non-profit boards for these communities and for new communities being developed in Fort Worth and Corpus Christi. Mr. Brewer is an attorney and has served as a director of a number of publicly traded companies. He has been principally employed for the last 18 years in restructuring financially troubled companies on behalf of various creditor groups. In the past five years, Mr. Brewer has served as an executive officer, and/or chief executive officer and as a director at Capital Gaming Corporation and American Eco Corporation, and was employed during periods when each of those companies sought to reorganize under Chapter 11 of the United States Bankruptcy Code. Mr. Brewer holds B.A. and J.D. degrees from Southern Methodist University. Mr. Brewer is 60 years old.

         Russell N. Crawford has served as a director since June 2005. Mr. Crawford is Chief Operating Officer of Electrical Distributors, LLC doing business primarily in Texas. Electrical Distributors, LLC is a wholesale electrical supplier and is privately held. Mr. Crawford was formerly General Manager of Diverse Construction, a general contracting firm. Prior to Diverse Construction, Mr. Crawford was Principal of Crawford Consulting Services, a consultancy focusing on the construction industry. From 2001 to 2004, Mr. Crawford served as Vice President and Chief Marketing Officer of Mills Electrical Contractors, a division of Integrated Electrical Services, Inc., in Dallas, Texas. His long career in the electrical services industry has included, among other executive and management positions, the founding and serving as President of Crawford Electric Supply Company in Dallas, Texas from 1986 to 1997. Mr. Crawford holds a B.S. degree in Biology and Chemistry from Stephen F. Austin State University. Mr. Crawford is 61 years old.

         Gayle C. Tinsley has served as a director since April 1998. From April 1998 to September 2001, Mr. Tinsley was also Chief Operations Officer of the Company. Since October 2001, Mr. Tinsley has served as chief operating officer of CW Dalcan Management Services, Ltd., a real estate management company that owns and operates multiple commercial buildings in Texas and Louisiana. Mr. Tinsley has more than 40 years of senior management experience with high-tech companies ranging in size from startup to Fortune 500 corporations. Mr. Tinsley has also served as a consultant to small businesses in the areas of business and marketing plan development and capital funding. Mr. Tinsley has held positions as Vice President of Sales, Marketing and Technical Services with VMX Corporation, President and Chief Executive Officer of Docutel/Olivetti Corporation and various management positions with Xerox Corporation, Recognition Equipment, Inc. and IBM Corporation, where he began his business career. Mr. Tinsley received both his B.S. and Master's Degrees from East Texas State University, now Texas A & M University, Commerce. Mr. Tinsley is 78 years old.

         Michael G. Nolan was appointed Chief Executive Officer of the Company in August 2006 and has been nominated as a director for 2009. Mr. Nolan is also President of Terra Nova Financial, LLC, a position he has held since the acquisition of Terra Nova Financial, LLC (which we sometimes refer to in this proxy statement as TNF) by the Company in 2006. Mr. Nolan's responsibilities increased over time since he joined TNF in 1997 to encompass management of the firm's, risk, operations, trading, administration and technology functions, which in turn led to his appointment as TNF's Chief Operations Officer in January 2000, a position he held until May 2006. Previously, Mr. Nolan held positions with financial institutions Archipelago, Chicago Partnership Board of Directors, Man Financial, Geldermann Securities, and A.G. Edwards. Mr. Nolan currently serves as a Director of the Judd Goldman Adaptive Sailing Foundation, Chicago. Mr. Nolan holds a B.A. from Michigan State University. Mr. Nolan is 40 years old.

         Stephen B. Watson has served as a director since January 2004. Mr. Watson is the International Chairman of Stanton Chase International, an executive search firm, having previously served as Managing Director of Stanton Chase International's Dallas office since December 2001. Prior to Stanton Chase International, Mr. Watson was a managing director at Russell Reynolds Associates, a senior partner at Heidrick & Struggles and the technology practice leader and board member of Ray & Berndtson. Mr. Watson previously served as Chairman, President and CEO of Micronyx, a leading supplier of security products, spent nine years at Tandem Computers where he was regional director and over 13 years at Burroughs Corporation, where he held various management positions. Mr. Watson received his B.S. degree in electrical engineering from the University of Wisconsin, and his M.B.A. from Southern Methodist University. Mr. Watson is 61 years old.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee has appointed KBA Group LLP as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2009, subject to ratification of the appointment by the affirmative vote of a majority of shares present at the Annual Meeting, whether in person or by proxy, assuming a quorum is present. During the 2008 fiscal year, KBA Group LLP served as our independent registered public accounting firm. We have been advised by KBA Group LLP that neither it nor any of its members has any direct or indirect financial interest in us.

         Although we are not required to seek shareholder ratification of this appointment the Audit Committee and the Board believe it to be sound corporate practice to do so. If the appointment is not ratified the Audit Committee will investigate the reasons for shareholder rejection and the Audit Committee will reconsider the appointment. Representatives of KBA Group LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

         The Audit Committee recommends a vote "FOR" the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the year ending December 31, 2009. Proxies solicited by the Board will be voted "FOR" the ratification of the appointment of KBA Group LLP as our independent registered public accounting firm for the year ending December 31, 2009 unless instructions to the contrary are given.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information, as of March 30, 2009 unless otherwise specified, concerning:

•	beneficial ownership of our common stock by (1) Bonanza Master Fund, Ltd. and Bonanza Capital Ltd., (2) Wellington Management Company, LLP, referred to as "Wellington Management", (3) PAR Investment Partners, L.P., and (4) Forest Hill Capital, L.L.C., referred to as "Forest Hill", which are the only beneficial owners of 5% or more of our common stock; and

•	beneficial ownership of our common stock by (1) all of our current directors, (2) those executive officers, referred to as the "named executive officers" in the Summary Compensation Table included in this proxy statement, and (3) all of our current directors and executive officers together as a group.

         The number of shares beneficially owned by each entity, person, current director, director nominee or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the right to acquire within 60 days after the date of this table, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse or dependent children within his or her household, with respect to the shares set forth in the following table. Unless otherwise indicated, the address for all current executive officers and directors is c/o Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606.

         We have relied upon the filings made with the SEC by the beneficial owners named in this table and have not made any independent inquiries with respect to their equity ownership.

Equity Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class

Bonanza Master Fund, Ltd. 300 Crescent Court, Suite 250 Dallas, TX 75201	8,693,074 (1)	34.1%

Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	3,319,135 (2)	13.0%

PAR Investment Partners, L.P. One International Place, Suite 2400 Boston, Massachusetts 02110	2,947,600 (3)	11.6%

Forest Hill Capital, L.L.C. 100 Morgan Keegan Drive, Suite 430 Little Rock, Arkansas 72202	2,960,193 (4)	11.6%

(1)	According to a Schedule 13D/A filed with the SEC on March 20, 2009, each of Bonanza Master Fund, Ltd. and Bonanza Capital, Ltd. is deemed to be the beneficial owner of 13,399,615 shares of our common stock, (including shares underlying warrants, described in the Schedule 13D/A as being currently exercisable, to purchase 4,706,541 shares of our common stock) and currently shares power to vote or direct the vote of such shares. The Company does not believe that the warrants described in the Schedule 13D/A are currently exercisable. The Schedule 13D/A indicates that Bonanza Capital, Ltd. is responsible for making investment decisions with respect to Bonanza Master Fund, Ltd. and that it may be deemed to be the beneficial owner of the 13,399,615 shares but that it disclaims beneficial ownership in such shares except to the extent of any pecuniary interest in such shares. Bernay Box, Chairman of the Board of the Company, is the President of Bonanza Master Fund, Ltd.

(2)	According to a Schedule 13G filed with the SEC on February 17, 2009, Wellington Management currently shares power to vote or direct the vote of 2,852,468 shares of our common stock owned of record by clients of Wellington Management and shares power to dispose or direct the disposition of 3,319,135 shares of our common stock owned of record by clients of Wellington Management.

(3)	According to a Form 4 filed with the SEC on July 18, 2008 by PAR Investment Partners, L.P. ("PIP"), PAR Group, L.P. ("PAR Group") and PAR Capital Management, Inc. ("PAR Capital"), PIP, PAR Group and Par Capital beneficially own 3,947,600 shares of our common stock. According to the Form 4, each of PIP, PAR Group and Par Capital has sole power to vote and dispose of the 3,947,600 shares of common stock beneficially owned by it. The number of shares indicated as beneficially owned by each of PIP, PAR Group and Par Capital in the Form 4 includes shares underlying warrants as being currently exercisable to purchase 1,000,000 shares of common stock at an exercise price of $3.00 per share. The Company does not believe that the warrants described in the Schedule Form 4 are currently exercisable. The shares and the warrants are directly held by PIP.

(4)	According to a Schedule 13G filed with the SEC on September 20, 2007 on behalf of Forest Hill, an investment adviser, and Mark Lee, the principal of Forest Hill, Forest Hill and Mr. Lee beneficially own 2,960,193 shares of our common stock. According to a Schedule 13G, Forest Hill has sole power to vote and dispose of the 2,960,193 shares of our common stock `beneficially owned by it. As the principal of Forest Hill, Mr. Lee may direct the vote and disposition of the 2,960,193 shares of our common stock beneficially owned by Forest Hill. According to the Schedule 13G, these shares were purchased by Forest Hill for the account of (i) Forest Hill Select Fund, L.P., of which Forest Hill is the general partner, and (ii) Forest Hill Select Offshore Fund, Ltd, to which Forest Hill acts as investment advisor.

Equity Ownership of Directors and Management

Name	Number of Shares Beneficially Owned	Approximate Percent of Class

Jerald G. Kallas	540,752 (1)	2.1%

Michael G. Nolan	358,138 (2)	1.4%

Gayle C. Tinsley	58,384 (3)	*

Russell N. Crawford	43,896 (4)	*

Charles B. Brewer	44,381 (5)	*

Murrey Wanstrath	--	--

Stephen B. Watson	45,232 (6)	*

Cristian M. Doloc	37,500 (7)	*

Bernay Box	8,693,074 (8)	34.1%

All Officers and Directors as a group (9 persons)	9,821,356	37.5%

*Percentage of shares beneficially owned does not exceed 1% of the outstanding common stock.

(1) Includes shares underlying currently exercisable warrants to purchase 204,917 shares of our common stock, of which 166,667 are exercisable at an exercise price of $3.00 per share and 38,250 are exercisable at an exercise price of $2.50 per share.

(2) Includes shares underlying currently exercisable (A) warrants to purchase 193,334 shares of our common stock, of which 13,334 are exercisable at an exercise price of $3.00 per share and 180,000 are exercisable at an exercise price of $2.50 per share, and (B) options to purchase 128,137 shares of our common stock, 50,000 of which are exercisable at an exercise price of $2.50 per share and 78,137 of which are exercisable at an exercise price of $1.53 per share.

(3) Includes shares underlying currently exercisable (A) warrants to purchase 50,000 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 2,000 shares of our common stock, 1,000 of which are exercisable at an exercise price of $3.80 per share, and 1,000 of which are exercisable at an exercise price of $2.00 per share.

(4) Includes shares underlying currently exercisable (A) warrants to purchase 37,500 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 1,000 shares of our common stock exercisable at an exercise price of $2.00 per share.

(5) Includes shares underlying currently exercisable (A) warrants to purchase 37,500 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 2,000 shares of our common stock, 1,000 of which are exercisable at an exercise price of $2.00 per share, and 1,000 of which are exercisable at an exercise price of $3.80 per share.

(6) Includes shares underlying currently exercisable (A) warrants to purchase 37,500 shares of our common stock which are exercisable at an exercise price of $2.50 per share and (B) options to purchase 2,000 shares of our common stock, 1,000 of which are exercisable at an exercise price of $2.00 per share, and 1,000 of which are exercisable at an exercise price of $3.80 per share.

(7) Includes shares underlying currently exercisable options to purchase 37,500 shares of our common stock which are exercisable at an exercise price of $1.65 per share.

(8) Mr. Box may be deemed a beneficial owner of the securities held by Bonanza Master Fund, Ltd by virtue of his role as President of Bonanza Fund Management, inc. which is the general partner of Bonanza Capital Ltd. which is the investment manager of Bonanza Master Fund, Ltd.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Executive officers, directors and greater than ten percent shareholders are required by Federal securities regulations to furnish us with copies of all Section 16(a) forms they file.

         Based solely upon a review of filings with the SEC and/or written representations from certain reporting persons that no other reports were required we believe that all of our directors, executive officers and other Section 16 reporting persons complied during 2008.

MANAGEMENT

The following provides information regarding each of the Company's executive officers as of the date of this proxy statement.

         Michael G. Nolan was appointed Chief Executive Officer of the Company in August 2006. Mr. Nolan is also President of Terra Nova Financial, LLC, a position he has held since the acquisition of Terra Nova Financial, LLC (which we sometimes refer to in this proxy statement as TNF) by the Company in 2006. Mr. Nolan's responsibilities increased over time since he joined TNF in 1997 to encompass management of the firm's, risk, operations, trading, administration and technology functions, which in turn led to his appointment as TNF's Chief Operations Officer in January 2000, a position he held until May 2006. Previously, Mr. Nolan held positions with financial institutions Archipelago, Chicago Partnership Board of Directors, Man Financial, Geldermann Securities, and A.G. Edwards. Mr. Nolan currently serves as a Director of the Judd Goldman Adaptive Sailing Foundation, Chicago. Mr. Nolan holds a B.A. from Michigan State University. Mr. Nolan is 40 years old.

         Jerald G. Kallas joined the Company in August 2005 and is serving as Managing Director. Mr. Kallas leads the Institutional and Wholesale sales and trading effort at Terra Nova and came to Terra Nova with over 25 years of trading and sales experience. From 1980 to 2005, Mr. Kallas was a partner with the institutional floor brokerage firm Engelman Securities, which was acquired by E-Trade Financial in 2002. Mr. Kallas was a member of the Chicago Stock Exchange from 1981 to July 2006, and during his tenure served on various committees of the exchange. Mr. Kallas is a member of the Securities Traders Association of Chicago, sits on the board of directors of the Wall Street Committee for St. Jude Children's Research Hospital and is a member of the St. Xavier University Advisory Council. Mr. Kallas has a Bachelor of Arts degree from St. Xavier University. Mr. Kallas is 51 years old.

         Cristian M. Doloc joined the Company as a consultant during the first quarter of 2007 and became its Chief Technology Officer in July 2007. Mr. Doloc has more than 18 years of experience in the information technology industry. Mr. Doloc was the founder and chief executive officer of Quantras Research Ltd., a research and development firm specialized in providing expert advice regarding financial engineering, quantitative trading and platform development for electronic trading. Mr. Doloc has extensive experience building electronic trading systems and writing advanced automated trading strategies as a result of analyst and software development positions he held at Ritchie Capital Management (senior quantitative analyst), Goldenberg, Hehmeyer & Co. (director of software development) and Townsend Analytics, Ltd. (software development lead). Mr. Doloc holds a Master of Science in Nuclear Engineering from the University of Bucharest, Romania, and a Ph.D. in Computational Plasma Physics from the University of Orleans, France. Mr. Doloc is 45 years old.

         Jonathan J. Walsh is the Managing Director of the Chicago office business consulting practice of Solomon Edwards Group, LLC ("SEG"). Mr. Walsh joined Terra Nova Financial Group, Inc. in May 2008 as Treasurer and Chief Financial Officer on a contractor basis under an agreement between the Company and SEG. Mr. Walsh has been with SEG since December 2007. For nine years prior to SEG, he was partner with VMG Consulting, LLC (VMG), an operations consulting firm. Prior to VMG, Mr. Walsh owned a computer equipment and software consulting firm for one year. Mr. Walsh began his career with RSM McGladrey & Pullen, a CPA firm, where he worked for over 11 years becoming a partner in the practice. Jon has over 22 years finance and accounting, M&A integration and due diligence, and operations consulting experience. Mr. Walsh holds a Masters Degree in Business and a Bachelors Degree in Science from the University of Wisconsin-Madison and maintains his CPA certification and is licensed in the state of Illinois. Mr. Walsh is 46 years old.

EXECUTIVE COMPENSATION

Summary Compensation Table For Years Ended December 31, 2008 and December 31, 2007

          The following table sets forth the compensation for the services in all capacities to us or our subsidiary companies or their predecessors for the years ended December 31, 2008 and December 31, 2007 of (a) our Chief Executive Officer, and (b) the two most highly compensated executive officers, other than our Chief Executive Officer, employed by us as of December 31, 2008, referred to as the "named executive officers" in this proxy statement.

         Our Chief Financial Officer, Mr. Walsh, is employed by Solomon Edwards Group, LLC, which provides his services to the Company under a services agreement. Mr. Walsh does not receive any separate compensation from the Company for his services as Chief Financial Officer.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total(4) ($)

Michael G. Nolan	2008	$230,519	$150,000	--	$6,951	$387,470
(Chief Executive Officer)	2007	$224,519	$147,500	$100,000	$5,299	$477,318

Jerald G. Kallas	2008	$204,616	$25,000	--	$6,939	$236,555
(Managing Director)	2007	$149,999	$120,000	--	$6,351	$276,350

Cristian Doloc	2008	$204,616	$45,000	--	$6,951	$256,567
(Chief Technology Officer)	2007	$88,462	$50,000	$114,300	$23,064 (5)	$275,826

(1)	Mr. Nolan's employment as Chief Executive Officer became effective in August 2006 and was based on an annual compensation of $200,000. Mr. Kallas' employment as Managing Director became effective in October 2006 and was based on an annual compensation of $150,000. The compensation included in the table above for Messrs. Nolan, Kallas and Doloc includes compensation for their services to both us and subsidiaries.

(2)	Represents the compensation cost recognized by us in 2007 related to stock option awards to named executive officers computed in accordance with SFAS 123R, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The awards for which cost is shown in this table include the awards granted in 2007 as well as awards granted in prior years for which we continued to recognize compensation cost in 2007. The assumptions used in determining the SFAS 123R values are set forth in Note 13 to our consolidated financial statement included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	The amounts shown in this column consist of the following components:

Name	Year	Company 401k Match (a) ($)	Life Insurance Premiums Paid by Company ($)	Severance Payments ($)	Total ($)
Michael G. Nolan	2008	$6,900	$51	--	$6,951
	2007	$5,248	$51	--	$5,299

Jerald G. Kallas	2008	$6,888	$51	--	$6,939
	2007	$6,300	$51	--	$6,351

Name	Year	Company 401k Match (a) ($)	Life Insurance Premiums Paid by Company ($)	Severance Payments ($)	Total ($)
Cristian Doloc	2008	$6,900	$51	--	$6,951
	2007	$1,847	$17	--	$1,864

(a).	Represents matching contributions to the 401k account under the Company's defined contribution 401k plan of each named executive officer. See the description of the plan in "Retirement Plans" below for more information.

(4)	Represents the sum of the amounts in all of the columns of the Summary Compensation Table for each named executive officer.

(5)	Prior to his appointment as Chief Technology Officer of the Company Mr. Doloc was an independent contractor for the Company, and he was paid $21,200 for his services in such capacity.

         All of our executives operate under a compensation structure whereby they are entitled to an initial base salary and a discretionary annual target bonus, which may be paid in cash, stock or a combination of both, the amount of which depends on the degree to which the Company achieves certain financial targets (such as growth of revenues), certain operational metrics and the successful implementation of various initiatives, and such other criteria as may be approved by our Board.

         Our 2005 Long-Term Incentive Plan was originally approved by our shareholders in June 2005 and was subsequently amended in May 2007 to consolidate the Long-Term Incentive Plan with other prior stock-based plans in order to streamline the time and costs associated with administrating such prior costs. The Long-Term Incentive Plan provides that key employees, consultants and non-employee directors of the Company may be granted (i) incentive and non-qualified options to acquire shares of the Company's common stock, (ii) performance based awards, (iii) shares of restricted common stock, (iv) stock appreciation rights and (v) "phantom" stock awards. As of December 31, 2008 1,425,753 stock options were authorized for issuance under the Long-Term Incentive Plan and 836,479 were available for grants under the plan.

         The Company adopted the 2006 Warrant Incentive Plan in May 2006 to provide for the grant of warrants to encourage certain employees and directors of the Company to acquire a proprietary interest in the Company and to share in the future success of the Company's business, to attract and retain outstanding management personnel and directors and to promote a close identity of interests between the Company's employees and directors and the Company's stockholders. As of December 31, 2008 3,500,000 warrants were authorized for issuance under the Warrant Incentive Plan and 472,500 were available for grant under the plan.

         The compensation of our Chief Executive Officer, Mr. Nolan, is determined by the Board annually. The Board has delegated authority to our management regarding matters related to the compensation of the Company's other employees. The Board periodically reviews certain matters regarding compensation in accordance with the terms of the charter of the Compensation Committee. The material terms of certain option grants are set forth in the notes to the "Outstanding Equity Awards at Fiscal Year-End" table below.

         All employees of the Company are employed at will with no specific or non-standard employment agreement. All employees, as a condition of employment, sign a standard employee confidentiality agreement and other various documents that protect the Company and its employees.

         The following table sets forth the outstanding equity awards held by each of our named executive officers as of December 31, 2008:

Outstanding Equity Awards at Fiscal Year-End 2008

Option Awards (1)

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael G. Nolan	50,000	--	$2.50	12/31/2011
(Chief Executive Officer)	78,137	78,137 (2)	$1.53	12/13/2012
	13,334	--	$3.00	05/15/2011
	180,000	180,000 (3)	$2.50	08/04/2011

Cristian Doloc	37,500	112,500 (4)	$1.65	09/07/2012
(Chief Technology Officer)

Jerald G. Kallas	166,667	--	$3.00	05/15/2011
(Managing Director)	38,250	38,250 (5)	$2.50	08/04/2011

(1)	Includes warrants issued and options granted to the named executive officers.

(2)	Options to purchase 156,274 shares of common stock at an exercise price of $1.53 per share granted on December 13, 2007. 50% of such options vested and became exercisable on December 13, 2008 and 50% will vest and become exercisable December 13, 2009, respectively.

(3)	Warrants to purchase 360,000 shares of common stock at an exercise price of $2.50 per share granted on August 4, 2006. 25% of such warrants vested and became exercisable on August 4, 2007 and August 4, 2008, respectively. 50% of such warrants will vest and become exercisable on August 4, 2009.

(4)	Options to purchase 150,000 shares of common stock at an exercise price of $1.65 per share granted on September 7, 2007. 25% of such options vested and became exercisable on September 7, 2008, 25% will vest and become exercisable on September 7, 2009 and the remaining 50% of such options will vest and become exercisable on September 7, 2010.

(5)	Warrants to purchase 76,500 shares of common stock at an exercise price of $2.50 per share granted on August 4, 2006. 25% of such warrants vested and became exercisable on August 4, 2007 and August 4, 2008, respectively. 50% of such warrants will vest and become exercisable on August 4, 2009.

Retirement Plans

         The Company provides retirement benefits to eligible employees (including the named executive officers) through a defined contribution 401k plan (which we sometimes refer to in this proxy statement as the 401k Plan). All employees are presently eligible to enroll in the 401k Plan after they reach the age of twenty-one and have completed thirty days of employment with the Company. The Company makes a matching contribution each pay period. The participants' salary deferrals up to 6% are matched by the Company at 50%. Any participant contributions over 6% of their compensation are not matched by the Company. The 401k Plan by federal statute can not withhold funds from an employee's salary if annual compensation is in excess of $245,000 in 2009 but it may be adjusted in the future for cost of living increases. The Company match is subject to the following vesting schedule: 20% vested after two years and vest an additional 20% each subsequent year, with full vesting achieved after six years of employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since January 1, 2007, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the years ended December 31, 2008 and 2007 and in which any current director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described below.

         On February 14, 2008, the Company entered into a Services Agreement, effective as of November 19, 2007, with BFM pursuant to which BFM agreed to provide the services of Murrey Wanstrath to act as the Company's interim Chief Financial Officer, Secretary and Treasurer. Mr. Wanstrath was an employee of BFM, as well as a current director of the Company, and had been serving as our interim Chief Financial Officer since Ms. Kane's departure in November 2007. Mr. Box, Chairman of the Board of the Company, is the President of BFM, which is the general partner of Bonanza Capital, Ltd., the investment manager of Bonanza Master Fund, Ltd. Bonanza Master Fund, Ltd. is a shareholder of the Company. Pursuant to the agreement, BFM agreed to make Mr. Wanstrath available to serve as the Company's interim Chief Financial Officer, Secretary and Treasurer. During the term of the agreement, Terra Nova paid BFM the amount of $4,330 per week and reimbursed BFM for Mr. Wanstrath's reasonable travel and temporary housing costs incurred in connection with providing his services to the Company. On May 23, 2008, Terra Nova sent to BFM notice that Terra Nova intended to terminate, effective the close of business on May 23, 2008, that certain Services Agreement dated February 14, 2008 between BFM and Terra Nova. Terra Nova terminated the Services Agreement in May 2008 in connection with its determination to engage Mr. Walsh to serve as interim Chief Financial Officer, Treasurer and Secretary. Mr. Wanstrath is not a nominee for re-election to the Board at the Annual Meeting.

REPORT OF THE AUDIT COMMITTEE

         Management is responsible for the Company's internal controls and financial reporting process. KBA Group LLP ("KBA Group"), the Company's independent registered public accounting firm for 2008, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and KBA Group to review and discuss the December 31, 2008 financial statements. The Audit Committee also discussed with KBA Group the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received written disclosures and the letter from KBA Group required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with KBA Group the firm's independence.

         Based upon the Audit Committee's discussions with management and KBA Group, and the Audit Committee's review of the representations of management and KBA Group, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Charles B. Brewer (Chair)
Russell N. Crawford

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following table shows the aggregate fees billed during the years ended December 31, 2008 and 2007, for audit, audit-related, tax and other services rendered by KBA Group LLP:

	2008	2007
Audit Fees	$161,351	$124,875
Audit-Related Fees	$--	$10,000
Tax Fees	--	--
All Other Fees	--	--
Total	$161,351	$134,875

Audit Fees

         This category consists of the aggregate fees for professional services performed by KBA Group for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by KBA Group in connection with statutory and regulatory filings or engagements for both 2008 and 2007.

Audit-Related Fees

         This category consists of the aggregate fees for assurance and related services provided by KBA Group that are reasonably related to the performance of an audit or review of our financial statements and are not reported above under "Audit Fees". In 2008 and 2007, these services were related principally to the review of registration statements.

Tax Fees and All Other Fees

         KBA Group did not render any professional services for tax compliance, tax advice and tax planning to the Company during 2008.

Audit Committee's Pre-Approval Policies and Procedures

         The written charter under which the Audit Committee operates requires the Audit Committee to review and pre-approve the plan and scope of all of our independent registered public accounting firms' audit services, non-audit services and related fees. Any proposed services exceeding pre-approved cost levels or any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters require specific pre-approval by the Audit Committee.

PROPOSALS BY SHAREHOLDERS

         In order for a proposal of a shareholder to be included in the proxy statement and form(s) of proxy relating to our 2010 annual meeting, the proposal must be received by the Company at its principal executive offices at 100 South Wacker Drive, Suite 1550, Chicago, IL 60606 no later than December 16, 2009. In order to be considered for shareholder action at our 2010 annual meeting, a proposal of a shareholder must be received by us at our principal executive offices no later than March 1, 2010. All shareholder proposals should be directed to the attention of our Corporate Secretary at our principal executive offices at the address set forth on the first page of this proxy statement.

         Timely receipt of a shareholder's proposal will satisfy only one of various conditions established by the SEC for inclusion in our proxy materials.

INCORPORATION BY REFERENCE

         The Audit Committee Report (including reference to the independence of the members of the Audit Committee) is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.

ANNUAL REPORT ON FORM 10-K

         Our Annual Report on Form 10-K for the year ended December 31, 2008, is being mailed together with this proxy statement to all of our shareholders of record. Upon the written request of any shareholder, we will furnish without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the SEC. Written requests may be made to Terra Nova Financial Group, Inc., 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606, Attn: Investor Relations Department.

          For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during ordinary business hours at our principal executive offices at 100 South Wacker Drive, Suite 1550, Chicago, Illinois 60606.

By Order of the Board of Directors
TERRA NOVA FINANCIAL GROUP, INC.

Charles Stewart SECRETARY

Dated: April 15, 2009

Terra Nova Financial Group, Inc.

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Gayle C. Tinsley	☐	☐	02 - Stephen B. Watson	☐	☐	03 - Bernay Box	☐	☐
04 - Charles B. Brewer	☐	☐	05 - Russell N. Crawford	☐	☐	06 - Michael G. Nolan	☐	☐

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	For	Against	Abstain
2. TO RATIFY THE APPOINTMENT OF KBA GROUP LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR.	☐	☐	☐

3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign your name exactly as it appears on this mailing. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Terra Nova Financial Group, Inc.

Proxy — Terra Nova Financial Group, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Terra Nova Financial Group, Inc. (the "Company"), hereby appoints Michael G. Nolan and Gregg Fuesel, or either of them, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on May 14, 2009, at 1:00 p.m., Central Daylight Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

This proxy will be voted as specified on the reverse side if not revoked prior to the Meeting. If no specification is made, this proxy will be voted FOR the election of each of the director nominees in Proposal 1 and FOR Proposal 2. I, the undersigned, direct that this proxy be voted as stated on the reverse side.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof if not revoked prior to the Meeting. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the director nominees in Proposal 1 and "FOR" Proposal 2. The proxy holders are authorized to vote in their discretion on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.